Related-Party Transactions	9 Months Ended
Sep. 30, 2015
Related Party Transactions [Abstract]
Related-Party Transactions

14.    Related-Party Transactions

Softbank Distribution Agreement

In December 2012, the Company granted SoftBank BB Corporation (“SoftBank BB”), an entity affiliated with SoftBank PrinceVille Investments, L.P., one of the Company’s investors, a distribution right for the Company’s products in Japan, pursuant to a distribution agreement. The agreement was subsequently amended in December 2014 such that SoftBank BB relinquished its right of exclusivity.

For 2013 and 2014, the Company recognized $17.6 million in revenue and a reduction of $1.7 million to revenue respectively related to SoftBank BB. The Company also recognized $0.1 million in expenses related to SoftBank BB in 2013. There was no revenue or expenses related to SoftBank BB for 2012. During 2014, product sales to SoftBank BB were $1.2 million. However the Company accepted sales returns of $2.9 million due to the amendment of the distribution agreement. As of December 31, 2014, a net amount of $2.2 million was due to Softbank BB, which was paid subsequent to December 31, 2014. An additional refund of $0.3 million was paid to SoftBank BB in the nine months ended September 30, 2015, and no amounts were due to either party as of September 30, 2015.